UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

Bit Digital, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, Floor 11 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 463-5121
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $.01 par value	BTBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Initial Public Offering

On August 8, 2025, WhiteFiber, Inc. (“WhiteFiber”), a subsidiary of Bit Digital, Inc. (the “Company”), completed its initial public offering (the “Offering”) of 9,375,000 ordinary shares, at a public offering price of $17.00 per share. All ordinary shares in the Offering were sold by WhiteFiber. The gross proceeds to WhiteFiber from the Offering were $159,375,000, before deducting underwriting discounts and commissions and offering expenses payable by WhiteFiber.

Prior to the consummation of the Offering, the Company held all of the issued and outstanding ordinary shares of WhiteFiber. After giving effect to the Offering, the Company holds approximately 74.3% of the issued and outstanding ordinary shares of WhiteFiber.

WhiteFiber granted a 30-day option to the underwriters of the Offering to purchase up to 1,406,250 additional WhiteFiber ordinary shares. If the underwriters exercise this option in full, the Company will hold approximately 71.5% of the issued and outstanding ordinary shares of WhiteFiber

Contribution Agreement

Prior to the consummation of the Offering, the Company entered into a contribution agreement (the “Contribution Agreement”) with WhiteFiber, pursuant to which the Company contributed its HPC business through the transfer of 100% of the capital shares of its cloud services subsidiary, WhiteFiber AI, Inc. and its wholly-owned subsidiaries WhiteFiber HPC, Inc., WhiteFiber Canada, Inc., WhiteFiber Japan G.K. and WhiteFiber Iceland, ehf, to WhiteFiber in exchange for 27,043,749 ordinary shares of WhiteFiber (the “Contribution”). The Contribution became effective on August 6, 2025, when the registration statement on Form S-1, as amended (File No. No. 333-288650) (the “Registration Statement”), of WhiteFiber was declared effective by the Securities and Exchange Commission.

Pursuant to the Contribution the following actions occurred:

•	assets (whether tangible or intangible) primarily related to, or included on the balance sheet of, WhiteFiber and its combined subsidiaries, which are referred to as the “WhiteFiber Assets,” were transferred to WhiteFiber, as applicable, generally including:
o	customer, distribution, supply and vendor contracts (or portions thereof) to the extent they relate to WhiteFiber;
o	certain third-party vendor contracts for services primarily related to WhiteFiber;
o	rights to technology, software and intellectual property primarily related to WhiteFiber;
o	exclusive rights to information exclusively related to WhiteFiber and nonexclusive rights to information related to WhiteFiber;
o	rights and assets expressly allocated to WhiteFiber’s subsidiaries pursuant to the terms of the Transition Services Agreement (as defined below) or certain other agreements entered into in connection with the separation and reorganization;
o	permits used by WhiteFiber; and
o	other assets that are included in WhiteFiber’s pro forma balance sheet, as set forth in the Registration Statement;
•	liabilities primarily related to, or included on the balance sheet of, WhiteFiber, which are referred to as “WhiteFiber’s Liabilities,” were retained by or transferred to the Company, as applicable; and
•	all of the assets and liabilities (including whether accrued, contingent, or otherwise) other than the WhiteFiber Assets and WhiteFiber Liabilities (such assets and liabilities, other than the WhiteFiber Assets and the WhiteFiber Liabilities, referred to as the “Bit Digital Assets” and “Bit Digital Liabilities,” respectively) were retained by or transferred to the Company, as applicable.

Except as expressly set forth in the Contribution Agreement or any ancillary agreement, neither WhiteFiber nor the Company makes any representation or warranty as to (1) the assets, business or liabilities transferred or assumed as part of the Contribution, (2) any approvals or notifications required in connection with the transfers, (3) the value of or the freedom from any security interests of any of the assets transferred, (4) the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either WhiteFiber or the Company, or (5) the legal sufficiency of any assignment, document or instrument delivered to convey title to any asset or thing of value to be transferred in connection with the Reorganization. All assets were transferred on an “as is,” “where is” basis, and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, and that any necessary consents or governmental approvals are not obtained or that any requirements of laws, agreements, security interests or judgments are not complied with.

The Contribution Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Contribution Agreement and the terms of which are incorporated by reference herein.

Transition Services Agreement

In addition, prior to the consummation of the Offering, the Company entered into a transition services agreement (the “Transition Services Agreement”) with WhiteFiber, pursuant to which the Company will provide certain services to WhiteFiber, on a transitional basis. The Transition Services Agreement provides for the performance of certain services by the Company for the benefit of WhiteFiber, or in some cases certain services provided by WhiteFiber for the benefit of the Company, for a limited period of time after the Offering. The services to be provided will include financial reporting, tax, legal, human resources, information technology, insurance and other general and administrative functions. All services are to be provided at cost, except if otherwise agreed to. WhiteFiber estimates that the average fees payable by WhiteFiber to the Company will be approximately $155,000 per month, exclusive of shared based compensation expense.

The Transition Services Agreement will terminate on the expiration of the term of the last service provided under it, which will generally be up to 24 months following the Contribution.

Each party will indemnify each other for any material breach of the Transition Services Agreement or any gross negligence, willful misconduct, fraud, or bad faith in the provision of their respective services. The Transition Services Agreement also provides that neither company shall be liable to the other for any indirect, exemplary, incidental, consequential, remote, speculative, punitive or similar damages.

The Transition Services Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Transition Services Agreement and the terms of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Section 351 Contribution Agreement, dated July 30, 2025, between the Company and WhiteFiber (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Registration Statement on Form S-1 of WhiteFiber, Inc. (File No. No. 333-288650), filed with the Securities and Exchange Commission on August 1, 2025).
99.2	Transition Services Agreement, dated July 30, 2025, between the Company and WhiteFiber (incorporated by reference to Exhibit 10.2 to Amendment No. 3 to the Registration Statement on Form S-1 of WhiteFiber, Inc. (File No. No. 333-288650), filed with the Securities and Exchange Commission on August 1, 2025).
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIT DIGITAL, INC.

Date:	August 8, 2025	By:	/s/ Sam Tabar
Name: Sam Tabar Title: Chief Executive Officer